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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 29, 2007

                     Tortoise Capital Resources Corporation
             (Exact Name of Registrant as Specified in Its Charter)

        Maryland                     1-33292               20-3431375
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
   of Incorporation)                                    Identification No.)

10801 Mastin Blvd., Suite 222, Overland Park, KS                  66210
(Address of Principal Executive Offices)                       (Zip Code)

                                 (913) 981-1020
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

| | Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

| | Pre-commencement  communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

| |Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.

On  May  29,  2007,  Tortoise  Capital  Resources  Corporation  (the  "Company")
announced its  investment in Abraxas Energy  Partners,  L.P. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

     99.1       Press Release dated May 29, 2007

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  June 4, 2007                 By:      /s/ Terry Matlack
                                        ---------------------------------------
                                        Terry Matlack
                                        Chief Financial Officer

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

99.1            Press Release dated May 29, 2007